SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

AT ROAD, INC.

(Exact name of registrant as specified in its charter)

000-31511

(Commission File Number)

Delaware	94-3209170

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

47200 Bayside Parkway
Fremont, CA 94538

(Address of principal executive offices, with zip code)

510-668-1638

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

               99.1 Press Release of At Road, Inc. dated July 24, 2003.

Item 9. Regulation FD Disclosure.

     The information that is set forth in the Registrant’s Press Release dated July 24, 2003, is incorporated herein by reference. Additionally, At Road, Inc. (the “Company”) is furnishing the information required by Item 12 of Form 8-K under this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT ROAD, INC.

Date: July 24, 2003	By: /s/ THOMAS C. HOSTER

Thomas C. Hoster Chief Financial Officer

AT ROAD, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of At Road, Inc. dated July 24, 2003.